Events after the reporting date	12 Months Ended
Dec. 31, 2024
Events after the reporting date
Events after the reporting date

Note 17 – Events after the reporting date

A.	After the reporting period, the Company granted 8,711,279 RSUs to employees, officers and directors of the Company, which mainly consist of replacement awards to Markforged and Desktop Metal employees. The RSUs represent the right to receive ordinary shares at a future time and vest over a period of three to four years. The total value of those awards was $14,355,259.
B.	On April 2, 2025, the Company consummated the merger with Desktop Metal and acquired 100% of its shares for an aggregate consideration of approximately $180.3 million - $179.3 million, or $5.295 per share, in cash and $1.0 million related to the replacement of Desktop Metal’s stock options with the Company’s RSUs. On July 28, 2025, following a process conducted by Desktop Metal’s independent Board of Directors to explore available strategic alternatives and address Desktop Metal’s significant liabilities and liquidity needs stemming from decisions made by its prior management, Desktop Metal and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Desktop Metal’s chapter 11 filing was authorized by its independent Board of Directors. As part of its and its subsidiaries’ chapter 11 cases, which are pending and are being jointly administered by the Bankruptcy Court under Case No. 25-90268 (CML), Desktop Metal has obtained approval from the Bankruptcy Court to sell various of its assets pursuant to section 363 of the Bankruptcy Code. The Company is examining the effect of Desktop Metal’s filing for Chapter 11 on its 2025 financial statements.

Note 17 – Events after the reporting date (Cont.)

On April 25, 2025, the Company consummated the merger with Markforged and acquired 100% of its shares for an aggregate consideration of approximately $116.2 million - $115.1 million, or $5.00 per share, in cash and $1.1 million related to the replacement of Markforged’s stock options with the Company’s RSUs. The transaction will be accounted for as a business combination, and the assets acquired and liabilities assumed from MarkForged will be recorded at fair value as of the acquisition date.

Given the proximity between the transactions’ closing dates and the Company’s Annual Report, the preliminary purchase price allocation has not yet been completed. Management expects to complete the purchase price allocation by the end of 2025 and that the main assets will include accounts receivable, inventories, property and equipment, customer relationship, technology and goodwill.

In 2024, expenses related to Desktop and Markforged transaction costs were approximately $6.0 million.

C.	After the reporting period, the Company has entered into separation agreements with the following members of senior management: Tomer Pinchas (former CFO and COO), Nick Geddes (former Senior CTO) and Zivi Nedivi (former President).
D.	After the reporting period, the Company implemented a complete cost reduction program for the DeepCube and Nano Fabrica product lines.
E.	After the reporting period, on April 27, 2025, the shareholders of J.A.M.E.S. GmbH resolved to initiate a voluntary liquidation process. Accordingly, J.A.M.E.S. GmbH has ceased its operations and nominated a liquidator.
F.	After the reporting period, on April 29, 2025, Formatec Holding B.V., Admatec Europe B.V. and Formatec Technical Ceramics B.V. filed for bankruptcy. The application was approved by the applicable court and the bankruptcy process is ongoing.